Exhibit 10.1

AMENDMENT NUMBER THREE TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment Number Three to Amended and Restated Credit Agreement (“Amendment”) is entered into as of March 31, 2008, by and among WELLS FARGO FOOTHILL, INC., a California corporation, as arranger and administrative agent for the Lenders set forth in the signature pages of this Amendment (in such capacity, the “Agent”) and the Lenders, on the one hand, and THE TRIZETTO GROUP, INC., a Delaware corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), on the other hand, in light of the following:

A. Agent, Lenders and Borrowers have previously entered into that certain Amended and Restated Credit Agreement, dated as of January 10, 2007 (as amended, the “Agreement”).

B. Borrowers, Agent and Lenders desire to amend the Agreement as provided for and on the conditions herein.

NOW, THEREFORE, Borrowers, Agent and Lenders hereby amend and supplement the Agreement as follows:

1. DEFINITIONS. All initially capitalized terms used in this amendment shall have the meanings given to them in the agreement unless specifically defined herein.

2. AMENDMENTS TO THE AGREEMENT.

(a) Section 6.16(a)(iii) of the Agreement is hereby amended to read as follows:

(iii) Minimum TTM Recurring Revenues. TTM Recurring Revenues, measured on the last day of each fiscal quarter, of at least the required amount set forth in the following table for the applicable measurement date set forth opposite thereto:

Applicable Amount	Measurement Date
$222,600,000	March 31, 2008
$214,500,000	June 30, 2008
$208,500,000	September 30, 2008
$209,700,000	December 31, 2008 and the last day of each calendar quarter thereafter

3. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby affirms to Agent and Lenders that all of such Borrower’s representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

4. NO DEFAULTS. Borrowers hereby affirm to the Lender Group that no Event of Default has occurred and is continuing as of the date hereof.

5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Agent of a fully executed copy of t`his Amendment.

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6. COSTS AND EXPENSES. Borrowers shall pay to Agent all of Agent’s out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

[Signatures on next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

WELLS FARGO FOOTHILL, INC.,
a California corporation, as Agent and a Lender

By:	/s/ Lendell Thompson
Name:	Lendell Thompson
Title:	Vice President

Amendment Number Three to Amended and Restated Credit Agreement

BORROWERS:

THE TRIZETTO GROUP, INC.,
a Delaware corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

DIOGENES, INC.,
a Delaware corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

INFOTRUST COMPANY,
an Illinois corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

NOVALIS CORPORATION,
a Delaware corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

NOVALIS DEVELOPMENT & LICENSING CORPORATION,
an Indiana corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

Amendment Number Three to Amended and Restated Credit Agreement

NOVALIS DEVELOPMENT CORPORATION,
a Delaware corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

NOVALIS SERVICES CORPORATION,
a Delaware corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

OPTION SERVICES GROUP, INC.,
an Illinois corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

DIGITAL INSURANCE SYSTEMS CORPORATION,
an Ohio corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

FINSERV HEALTH CARE SYSTEMS, INC.,
a New York corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

CREATIVE BUSINESS SOLUTIONS, INC.,
a Texas corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

Amendment Number Three to Amended and Restated Credit Agreement

HEALTHCARE MEDIA ENTERPRISES, INC.,
a Delaware corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

HEALTH NETWORKS OF AMERICA, INC.,
a Maryland corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

HEALTHWEB, INC.,
a Delaware corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

MARGOLIS HEALTH ENTERPRISES, INC.,
a California corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

TRIZETTO APPLICATION SERVICES, INC.,
a Colorado corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

WINTHROP FINANCIAL GROUP, INC.,
an Illinois corporation.

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

Amendment Number Three to Amended and Restated Credit Agreement

CAREKEY, INC.,
a Delaware corporation

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

PLAN DATA MANAGEMENT, INC.,
a Delaware corporation.

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

QUALITY CARE SOLUTIONS, INC.,
a Nevada corporation.

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

QCSI PUERTO RICO, INC.,
a Delaware corporation.

By:	/s/ Bob Barbieri
Name:	Bob Barbieri
Title:	CFO

Amendment Number Three to Amended and Restated Credit Agreement

BANK OF THE WEST,
as a Lender

By:	/s/ Cecile Segovia
Name:	Cecile Segovia
Title:	Vice President

Amendment Number Three to Amended and Restated Credit Agreement

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

Amendment Number Three to Amended and Restated Credit Agreement

UNION BANK OF CALIFORNIA, N.A.,
as a Lender

By:	/s/ James Heim
Name:	James Heim
Title:	Vice President

Amendment Number Three to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A,
as a Lender

By:	/s/ Anthony Galea
Name:	Anthony Galea
Title:	Vice President

Amendment Number Three to Amended and Restated Credit Agreement

COMERICA BANK,
as a Lender

By:	/s/ Wayne Liao
Name:	Wayne Liao
Title:	CBO

Amendment Number Three to Amended and Restated Credit Agreement

ALLIED IRISH BANKS, p.l.c.,
as a Lender

By:	/s/ Jean Pierre Knight
Name:	Jean Pierre Knight
Title:	Vice President

By:	/s/ Joanna McFadden
Name:	Joanna McFadden
Title:	Assistant Vice President

Amendment Number Three to Amended and Restated Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Dwayne Coker
Name:	Dwayne Coker
Title:	Duly Authorized Signatory

Amendment Number Three to Amended and Restated Credit Agreement

AIB DEBT MANAGEMENT LIMITED,
as a Lender

By:	/s/ Jean Pierre Knight
Name:	Jean Pierre Knight
Title:	Vice President

By:	/s/ Joanna McFadden
Name:	Joanna McFadden
Title:	Assistant Vice President

Amendment Number Three to Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Sarah Dill
Name:	Sarah Dill
Title:	Vice President

Amendment Number Three to Amended and Restated Credit Agreement